invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

1 HTCC Investor presentation for the second quarter 2007 Martin Lea, Chief Executive Officer Rob Bowker, Chief Financial Officer Exhibit 99.1

This presentation of Hungarian Telephone and Cable Corp. (the "Company") may contain “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address the Company's expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.”
Forward-looking statements by their nature address matters that are, to different degrees, uncertain.
These forward-looking statements are all based on currently available operating, financial, and competitive information and are subject to various risks and uncertainties. Actual results could differ materially from those expressed in our forward-looking statements for a variety of reasons, including: fluctuation in foreign exchange rates and interest rates; changes in Hungarian and Central and Eastern European economic conditions and consumer and business spending; the rate of growth of the Internet; the amount that the
Company invests in new business opportunities and the timing of those investments; the mix of services sold; competition; management of growth and expansion; the integration of Invitel; future integration of acquired businesses; the performance of our IT Systems; technological changes; the Company's significant indebtedness; and government regulation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the
Company's filings with the Securities and Exchange Commission, including the "Risk Factors" section and the information under the heading "Cautionary Statement Concerning Forward-Looking Statements" contained in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of
Hungarian Telephone and Cable Corp.'s Annual Report on Form 10-K for the fiscal year ended December 31,
2006. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake to update such statements to reflect the impact of circumstances or events that arise after the date the statements are made. Investors should, however, consult any further disclosures the Company may make in its reports filed with the SEC.
Safe Harbor Statement

invitel PanTel HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

3 Martin Lea Chief Executive Officer

Highlights
Pro-forma consolidated revenues both for the quarter and six month period ended June 30, 2007 increased by 6%
in U.S. dollar terms. *
Pro-forma consolidated gross margin increased by 11% and 8%, respectively, for the quarter and six month period ended June 30, 2007 compared to the prior year in U.S. dollar terms.
Pro-forma Adjusted EBITDA in U.S. dollar was 19% higher than last year in the second quarter of 2007 and 11%
higher than the six months ended June 30, 2007 compared to the same period of last year. **
Our Pro-forma Adjusted EBITDA margin for the second quarter was 41%.
*      Pro-forma financial statements assume that HTCC and Invitel had been combined as of the beginning of the applicable period.
**     Pro-forma Adjusted EBITDA is a non-GAAP financial measure. See the reconciliation on slides 7-10.

Highlights
Full integration of Invitel and HTCC's operations is underway and is expected to be substantially complete by early 2008.
The initial estimate of approximately $19 million of cost synergies is expected be achieved.
The number of Mass Market Broadband DSL connections increased from approximately 6,000 as of June 30, 2006 to approximately 111,000 as of June 30, 2007.
On June 11, 2007, we agreed with the Hungarian Trade Unions on the key provisions of a workforce reduction plan, pursuant to which the Company has reduced its workforce by approximately 200 employees, which represents about 14% of the workforce.
On July 9, 2007, HTCC announced that it has reached an agreement with Tele2, the Sweden based alternative telecom operator, to purchase the Hungarian business of Tele2 (“Tele2 Hungary”).  The purchase price for Tele2
Hungary will be payable in cash and is based on an enterprise value of EUR 4 million adjusted for the net debt and net working capital levels of Tele2 Hungary at the time of completion of the transaction.  The closing of the transaction is subject to customary closing conditions, including the approval of the Hungarian Competition
Office.

Economic and market overview
In mid-2006 Hungary's economy saw some instability:
Budget deficit was on path to exceed 11%
of GDP
Weakening of Forint
Government reacted to the situation by introducing a far-
reaching austerity plan comprising:
Tax increases
Public spending cuts
Public sector reforms
Success of the plan has met expectations:
Hungarian currency has rallied vs. Euro
Budget deficit is on track to fall to less than 3% of
GDP by 2009
Inflation is expected to fall from 8.5% in June 2007
to 5% by the end of 2007
Government remains committed to reform and is taking
necessary steps to ensure the recent gains are not lost:
Recently appointed Andras Simor, a widely
respected hawk, as Governor of the Hungarian
Central Bank
Begun process of deep public sector reforms
spanning healthcare, education, pensions and the
civil service
240
250
260
270
280
290
Jul-06 Nov-06 Mar-07 Jul-07
0%
3%
6%
9%
12%
15%
Jun-04 Jun-05 Jun-06 Jun-07
Hungarian Interest Rate Evolution
HUF / EUR Exchange Rates

invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

HTCC Pro-forma financial statements
for the quarter ended June 30, 2007
The average HUF/USD exchange rates were 211.98 HUF/USD in Q2 2006 and 184.29 HUF/USD in Q2 2007.
Local business tax has been reclassified from operating expenses to income tax in both years.
(*)   Adjusted Operating Expenses do not include the non-recurring items presented below Adjusted EBITDA.
(**)  EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from Net Income to EBITDA on the next slide.
(***)  EBITDA and Adjusted EBITDA Margin % is EBITDA and Adjusted EBITDA as a percentage of revenues.
Change Change Change Change
2007 2006% 2007 2006%
Revenues 21 214 23 038
(1 824) (8%)
115 112 108 682
6 430 6%
Cost of Sales (6 789) (8 040)
(1 251) (16%)
(36 836) (37 926)
(1 090) (3%)
Gross Margin 14 425 14 998
(573) (4%)
78 276 70 756
7 520 11%
Gross Margin % 68% 65% 68% 65%
(5 804) (6 697) (894) (13%) (31 492) (31 594) (102) 0%
Adjusted EBITDA** 8 622 8 301 321 4% 46 784 39 162 7 622 19%
Adjusted EBITDA Margin %*** 41% 36% 41% 36%
Cost of restructuring (1 008) (284) 724 255% (5 469) (1 342) 4 127 308%
Due diligence expenses (100) (117) (17) (15%) (545) (553) (8) (1%)
Management fee (16) (37) (21) (57%) (87) (175) (88) (50%)
Share-based compensation (44) (189) (145) (77%) (240) (892) (652) (73%)
Integration costs (177) - 177 100% (960) - 960 100%
SEC related expenses (97) (32) 65 203% (524) (150) 374 249%
Provision for unused vacation (293) - 293 100% (1 590) - 1 590 100%
One-off bad debts (224) - 224 100% (1 217) - 1 217 100%
EBITDA** 6 663 7 642 (979) (13%) 36 152 36 050 102 0%
EBITDA Margin %*** 31% 33% 31% 33%
For the quarter
ended 30 June
(in thousands of USD)
Adjusted Operating expenses*
(in millions of HUF)
For the quarter
ended 30 June

invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

HTCC Pro-forma financial statements
for the quarter ended June 30, 2007
The average HUF/USD exchange rates were 211.98 HUF/USD in Q2 2006 and 184.29 HUF/USD in Q2 2007.
Local business tax has been reclassified from operating expenses to income tax in both years.
(*)   EBITDA and Adjusted EBITDA are non-GAAP financial measures.
(**)  EBITDA and Adjusted EBITDA Margin % is EBITDA and Adjusted EBITDA as a percentage of revenues.
Change Change Change Change
2007 2006% 2007 2006%
EBITDA* 6 662 7 642
(980) (13%)
36 152 36 050
102 0%
EBITDA Margin %** 31% 33% 31% 33%
Depreciation and amortization (5 657) (3 748) 1 909 51% (30 698) (17 680) 13 018 74%
Financing expenses, net (4 067) (4 532) (465) (10%) (22 068) (21 381) 687 3%
Foreign exchange gains (losses), net 719 (4 788) (5 507) (115%) 3 899 (22 587) (26 486) (117%)
Gains (losses) on derivatives (3 874) (2 082) 1 792 86% (21 020) (9 821) 11 199 114%
Gains (losses) on warrants - 604 604 1 - 2 850 2 850 100%
Taxes on net income 2 030 690 1 340 194% 11 014 3 253 7 761 239%
Cumulative preferred stock dividends (5) (6) (1) 17% (26) (26) - 0%
Minority interest 1 - 1 100% 7 2 5 250%
Net profit / (loss) for the period (4 191) (6 220) 2 029 (33%) (22 740) (29 340) 6 600 (22%)
Net profit / (loss) for the period in % n/a n/a n/a n/a
For the quarter
ended 30 June
(in thousands of USD) (in millions of HUF)
For the quarter
ended 30 June

invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

HTCC Pro-forma financial statements
for the six month period ended June 30, 2007
The average HUF/USD exchange rates were 211.98 HUF/USD in Q2 2006 and 184.29 HUF/USD in Q2 2007.
Local business tax has been reclassified from operating expenses to income tax in both years.
(*)   Adjusted Operating Expenses do not include the non-recurring items presented below Adjusted EBITDA.
(**)  EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from Net Income to EBITDA on the next slide.
(***)  EBITDA and Adjusted EBITDA Margin % is EBITDA and Adjusted EBITDA as a percentage of revenues.
Change Change Change Change
2007 2006% 2007 2006%
Revenues 42 789 45 342
(2 553) (6%)
226 960 214 109
12 851 6%
Cost of Sales (13 776) (15 219)
(1 443) (9%)
(73 068) (71 866)
1 202 2%
Gross Margin 29 013 30 123
(1 110) (4%)
153 892 142 243
11 649 8%
Gross Margin % 68% 66% 68% 66%
(12 175) (13 129) (954) (7%) (64 578) (61 995) 2 583 4%
Adjusted EBITDA** 16 838 16 994 (156) (1%) 89 314 80 248 9 066 11%
Adjusted EBITDA Margin %*** 39% 37% 39% 37%
Cost of restructuring (1 087) (342) 745 218% (5 768) (1 615) 4 153 257%
Due diligence expenses (130) (193) (63) (33%) (692) (910) (218) (24%)
Management fee (51) (71) (20) (28%) (268) (333) (65) (20%)
Share-based compensation (77) (293) (216) (74%) (410) (1 383) (973) (70%)
Integration costs (193) - 193 100% (1 025) - 1 025 100%
SEC related expenses (192) (64) 128 200% (1 020) (300) 720 240%
Provision for unused vacation (300) - 300 100% (1 590) - 1 590 100%
One-off bad debts (229) - 229 100% (1 217) - 1 217 100%
EBITDA** 14 579 16 031 (1 452) (9%) 77 324 75 707 1 617 2%
EBITDA Margin %*** 34% 35% 34% 35%
For the period
ended 30 June
(in thousands of USD)
Adjusted Operating expenses*
(in millions of HUF)
For the period
ended 30 June

invitel PanTel Telecommunication by all means. HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

HTCC Pro-forma financial statements
for the six month period ended June 30, 2007
The average HUF/USD exchange rates were 211.98 HUF/USD in Q2 2006 and 184.29 HUF/USD in Q2 2007.
Local business tax has been reclassified from operating expenses to income tax in both years.
(*)   EBITDA and Adjusted EBITDA are non-GAAP financial measures.
(**)  EBITDA and Adjusted EBITDA Margin % is EBITDA and Adjusted EBITDA as a percentage of revenues.
Change Change Change Change
2007 2006% 2007 2006%
EBITDA 14 578 16 032 (1 454) (9%) 77 324 75 707 1 617 2%
EBITDA Margin % 34% 35% 34% 35%
Depreciation and amortization (9 844) (7 458) 2 386 32% (52 213) (35 216) 16 997 48%
Financing expenses, net (9 467) (10 016) (549) (5%) (50 214) (47 297) 2 917 6%
Foreign exchange gains (losses), net 2 480 (10 450) (12 930) (124%) 13 157 (49 348) (62 505) (127%)
Gains (losses) on derivatives (12 251) (10 526) 1 725 16% (64 980) (49 707) 15 273 31%
Gains (losses) on warrants (2 842) 577 604 1 (15 075) 2 725 2 850 100%
Taxes on net income 1 593 3 059 (1 466) (48%) 8 451 14 443 (5 992) (41%)
Cumulative preferred stock dividends (10) (11) (1) 9% (52) (52) - 0%
Minority interest 1 1 - 0% 5 4 1 25%
Net profit / (loss) for the period (15 762) (18 792) 3 030 (16%) (83 597) (88 741) 5 144 (6%)
Net profit / (loss) for the period in % n/a n/a n/a n/a
For the period
ended 30 June
(in thousands of USD) (in millions of HUF)
For the period
ended 30 June

HTCC Pro-forma gross margin summary
for the quarter ended June 30, 2007
The average HUF/USD exchange rates were 211.98 HUF/USD in Q2 2006 and 184.29 HUF/USD in Q2 2007.
(in millions of HUF) Change Change
2007 2006%
Mass Market Voice 5 168 5 558 (390) (7%)
Mass Market Internet 1 836 1 473 363 25%
Business 4 761 5 461 (700) (13%)
Wholesale 2 660 2 506 154 6%
Total Gross Margin 14 425 14 998 (573)
(4%)
4 646 5 102 (456) (9%)
For the quarter
ended 30 June
Business segment
without Közháló and Magyar Posta
(in thousands of USD) Change Change
2007 2006%
Mass Market Voice 28 043 26 219 1 823 7%
Mass Market Internet 9 963 6 949 3 014 43%
Business 25 834 25 762 72 0%
Wholesale 14 436 11 826 2 610 22%
Total Gross Margin 78 275 70 756 7 519 11%
25 210 24 068 1 142 5%
For the quarter
ended 30 June
Business segment
without Közháló and Magyar Posta

HTCC Pro-forma gross margin summary
for the six month period ended June 30, 2007
The average HUF/USD exchange rates were 211.77 HUF/USD in YTD Q2 2006 and 188.53 HUF/USD in YTD Q2 2007.
(in millions of HUF) Change Change
2007 2006%
Mass Market Voice 10 283 11 261 (978) (9%)
Mass Market Internet 3 559 2 908 651 22%
Business 9 479 10 677 (1 198) (11%)
Wholesale 5 692 5 277 415 8%
Total Gross Margin 29 013 30 123 (1 110)
(4%)
9 272 9 961 (689) (7%)
For the period
ended 30 June
Business segment
without Közháló and Magyar Posta
(in thousands of USD) Change Change
2007 2006%
Mass Market Voice 54 543 53 176 1 367 3%
Mass Market Internet 18 878 13 732 5 146 37%
Business 50 278 50 418 (140) 0%
Wholesale 30 193 24 917 5 276 21%
Total Gross Margin 153 892 142 243 11 649 8%
49 181 47 037 2 144 5%
For the period
ended 30 June
Business segment
without Közháló and Magyar Posta

HTCC Pro-forma gross margin summary
for the six month period ended June 30, 2007
The average HUF/USD exchange rates were 211.77 HUF/USD in YTD Q2 2006 and 188.53 HUF/USD in YTD Q2 2007.
(in millions of HUF) Change Change
2007 2006%
Mass Market Voice 10 283 11 261 (978) (9%)
Mass Market Internet 3 559 2 908 651 22%
Business 9 479 10 677 (1 198) (11%)
Wholesale 5 692 5 277 415 8%
Total Gross Margin 29 013 30 123 (1 110)
(4%)
For the period
ended 30 June
(in thousands of USD) Change Change
2007 2006%
Mass Market Voice 54 543 53 176 1 367 3%
Mass Market Internet 18 878 13 732 5 146 37%
Business 50 278 50 418 (140) 0%
Wholesale 30 193 24 917 5 276 21%
Total Gross Margin 153 892 142 243 11 649 8%
For the period
ended 30 June

14 Rob Bowker Chief Financial Officer

Pro Forma Financial Information
for the period
ended or as at June 30,
2007
Pro Forma Financial Information
Notes:
(1) Third party debt excludes related party
subordinated loans, liabilities relating to derivative
financial instruments and liabilities arising from
finance lease obligations and includes bond
discount and deferred borrowing cost.
(2) Cash pay
third-party
debt equals third party
debt excluding the PIK Notes.
(3) See slides 7-10 for a reconciliation of Pro-forma
Adjusted EBITDA to Pro-forma Net income.
(4)
Annualized Pro-forma Adjusted EBITDA is
calculated by multiplying Pro-forma Adjusted
EBITDA by
two.
(5)
Cash interest expense is comprised of interest
expense for the Senior Credit Facilities, the 2004
Notes and the 2007 Notes.
(6)
Net
third-party
debt equals third party debt less
cash and cash equivalents.
(7)
Cash pay net third party debt equals net third
party debt excluding the PIK Notes.
The unaudited pro forma combined financial information has not been prepared in accordance with
Article 11 of Regulation S-X under the U.S. Securities Act.
(in thousands of USD)
Balance Sheet Data (at period end):
Cash and cash equivalents plus investment in securities 46 003
Third party debt (1)
785 127
Cash pay third party debt (2) 608 912
Other Pro-forma Financial Data:
Adjusted EBITDA (3)
89 314
Annualized Adjusted EBITDA (4) 178 628
Annualized cash interest expense (5)
70 654
Net third party debt (6) 739 124
Cash pay net third party debt (7) 562 909
Ratio of Annualized Adjusted EBITDA to annualized cash interest expense 2.5x
Ratio of net third party debt to Annualized Adjusted EBITDA 4.1x
Ratio of cash pay net third party debt to Annualized Adjusted EBITDA 3.2x

Balance sheet
(in thousands of USD) 30 June 31 December Change Change %
2007 2006
Current assets 120 706 79 588 41 118 52%
Cash and cash equivalents 46 003 18 794 27 209 145%
Trade and other receivables 61 915 38 336 23 579 62%
Other current assets 12 788 22 458 (9 670) (43%)
Non current assets 943 461 252 688 690 773 273%
Property, plant and equipment 655 997 180 329 475 668 264%
Goodwill 71 906 9 622 62 284 647%
Intangible assets 184 212 49 364 134 848 273%
Other non-current assets 31 346 13 373 17 973 134%
Total assets 1 064 167 332 276 731 891 220%
Current liabilities 173 310 129 447 43 863 34%
Short-term debt 33 365 59 406 (26 041) (44%)
Trade payables 103 739 43 758 59 981 137%
Warrants 0 13 050 (13 050) (100%)
Derivative financial instruments 24 807 0 24 807 (100%)
Other current liabilities 11 399 13 233 (1 834) (14%)
Non current liabilities 810 439 117 263 693 176 591%
Long-term debt 751 762 115 351 636 411 552%
Derivative financial instruments 37 633 935 36 698 3925%
Deferred tax 13 918 0 13 918 100%
Other non-current liabilities 7 126 977 6 149 629%
Total equity and minority interest 80 418 85 566 (5 148) (6%)
Total liabilities and equity 1 064 167 332 276 731 891 220%

invitel PanTel HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

Hedging
HTCC realizes its revenues in local currency (Forint/HUF) while most of its debt service is denominated in EUR. As a consequence the Group is exposed to change in both interest and exchange rates.
Due to the high volatility of the Forint and the BUBOR over the past periods, on January 9 2007, HTCC entered into a series of cross currency interest rate swaps and an interest rate swap to hedge the interest rate and currency risk exposure of the group incurred in its debt instruments. By doing so the Group has swapped its floating EUR denominated interest and principal payment obligations to fixed HUF payments related to the various debt instruments it had.
The swaps hedge 79% of interest rate exposure and the currency exposure in its entirety.
Due to the appreciation of the of the HUF against the EUR since the inception of the transactions the swaps are significantly out of the money. The negative fair value of the deals was EUR 43.9 million (or USD 59.0 million) as of June 30, 2007.
The following table gives an overview of the hedge transactions entered into.
Debt Notional Counter Start Maturity Fx Rate Notional Interest
(EURm) Party Date Date (EUR/HUF) (HUFm) Rate
Invitel Senior Debt EUR Tranche
80.000 BNP Paribas May 2, 2007 June 30, 2011 261.2 20 896 9.3790%
Invitel Senior Debt HUF Tranche 37.000 Unicredit Bank May 2, 2007 June 30, 2011 261.2 9 664 10.1600%
FRN - Invitel I. 41.029 Calyon May 2, 2007 August 1, 2009 261.2 10 717 10.7800%
FRN - Invitel II. 41.029 Unicredit Bank May 2, 2007 August 1, 2009 261.2 10 717 10.7400%
FRN - Hungarotel 59.502 BNP Paribas May 2, 2007 August 1, 2009 261.2 15 542 10.7235%
FRN - Pantel 55.041 BNP Paribas May 2, 2007 August 1, 2009 261.2 14 377 10.7235%
Invitel EUR 2004 Notes 142.000 BNP Paribas May 2, 2007 August 15, 2009 261.2 37 090 14.9550%

HUF / EUR
2007.03.01
2007.03.13
2007.03.27
2007.04.06
2007.04.19
2007.05.03
2007.05.15
2007.05.25
2007.06.07
2007.06.19
2007.06.29
2007.07.11
2007.07.23
2007.08.02
2007.08.14

invitel PanTel HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

Foreign exchange rates during the period

HUF/EUR FX forward contracts made NBH rate cut
ECB hike FED hike HUF/EUR 2006
Global positive outlook.
Market expected an ECB rate
hike. US yields rise.
Altough NBH has cut its rate by 25bp to 7,75% HUF assets
have still enough premium to attract global markets.
US negative outlook and collapsing
of few US mortgage funds caused
negative expectations.
Hungarian government published the Q2 GDP data -
analyst expected 2.65% while fact was only 1.4%.

19 Martin Lea Chief Executive Officer

invitel PanTel HUNGAROTEL COMMUNICATION PanTel TECHNOCOM

Business Strategy
Fully integrate Invitel’s and HTCC’s operations and maximising synergies
Maximize cash flow in concession areas
Capitalize on sustained growth opportunities in DSL services
Continue to grow our Business revenues and market share nationwide
Continue to grow our Wholesale business based on our extensive network
Continue to focus on efficiency and cost control
Capitalize on any further consolidation / other service development opportunities

Non-GAAP Financial Measures
HTCC has included certain non-GAAP financial measures, including Pro-forma Adjusted EBITDA, in this presentation. Reconciliations of the differences between these non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP is included in this presentation. The non-GAAP financial measures presented are by definition not a measure of financial performance or financial condition under generally accepted accounting principles and are not alternatives to operating income or net income/loss reflected in the statement of operations and are not necessarily indicative of cash available to fund all cash flow needs. These non-GAAP financial measures used by HTCC may not be comparable to similarly titled measures of other companies.
Management uses these non-GAAP financial measures for various purposes including: measuring and evaluating the Company’s financial and operational performance and its financial condition; making compensation decisions; planning and budgeting decisions; and financial planning purposes. HTCC believes that presentation of these non-GAAP financial measures is useful to investors because it (i) reflects management’s view of core operations and cash flow generation and financial condition upon which management bases financial, operational, compensation and planning decisions and (ii) presents a measurement that equity and debt investors and lending banks have indicated to management is important in assessing HTCC's financial performance and financial condition. While HTCC utilizes these non-GAAP financial measures in managing its business and believes that they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. In particular, Pro-forma Adjusted EBITDA does not take into account changes in working capital and financial statement items below income from operations, and the resultant effect of these items on HTCC's cash flow. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures.
The information in this presentation should be read in conjunction with the financial statements and footnotes contained in HTCC's documents filed with the U.S. Securities and Exchange Commission.